SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
17.	SUBSEQUENT EVENTS

On February 18, 2020, the Company declared a cash dividend of $0.07 per share in respect of the results for the fourth quarter of 2019. The dividend of $10.3 million was paid on March 16, 2020.

On March 18, 2020, the Company announced a share buy-back program with a scope of up to 4.5 million common shares.

On March 24, 2020, the Company declared a cash dividend of $0.14 cent per share in respect of the results for the first quarter of 2020. The payment date will be June 5, 2020.

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus (or COVID-19) as a pandemic.  The Company has not yet experienced any material negative impacts to its business, results of operations, or financial position as a result of COVID-19. The future financial effects to the Company, if any, of COVID-19 cannot be reasonably estimated at this time.